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                                                                    EXHIBIT 99.4


UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE:                                                    CHAPTER 11

WILLIAMS COMMUNICATIONS                                   CASE NO.
GROUP, INC. AND CG AUSTRIA, INC.,
                                                          CHAPTER 02-11957(BRL)
         DEBTORS.
                                                          (Jointly Administered)



             CONSENT ORDER IN AID OF CONSUMMATION OF DEBTORS' SECOND
                 AMENDED JOINT CHAPTER 11 PLAN OF REORGANIZATION
--------------------------------------------------------------------------------

         This matter having come before the Court on the joint request of Williams Communications Group, Inc. ("WCG") and its subsidiary CG Austria , Inc. ("CGA" and, collectively with WCG, the "Debtors"), each as a debtor in the above-captioned jointly administered chapter 11 cases (the "Chapter 11 Cases"), the creditors' committee appointed in these Chapter 11 Cases (the "Committee"), Leucadia National Corporation ("Leucadia"), The Williams Company, Inc. ("TWC"), and Bank of America, N.A., in its capacity as administrative agent under the WCL Credit Agreement(1) (the "Administrative Agent" and together with the Debtors, the Committee, Leucadia and TWC, the "Interested Parties"), for an order in aid of consummation of the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc. and CG Austria, Inc., dated August 12, 2002 (as modified on September 30, 2002, the "Plan"), and confirmed by order of this Court dated September 30, 2002, authorizing and directing WCG to issue 50,000,000 shares of New WCG Common Stock on the Effective Date of the Plan; and the Parties having agreed that the issuance of 50,000,000 shares of New WCG Common Stock on the Effective Date of the Plan is in the best interests of

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         (1) All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Plan.




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the Debtors, their estates, their creditors, and other parties in interest; and
the Court being familiar with the Plan and other relevant factors affecting these Chapter 11 Cases; and the Court having taken judicial notice of the entire record of these Chapter 11 Cases, including, without limitation, the disclosure statement accompanying the Plan, all pleadings and other documents filed, all orders entered, and evidence and argument made, proffered or adduced at, the hearings held before the Court during the pendency these Chapter 11 Cases; and upon the entire record of these Chapter 11 Cases; and after due deliberation thereon; and good and sufficient cause appearing therefor; it is hereby

         ORDERED that

         The Debtors are authorized to cause to be issued 50,000,000 shares of New WCG Common Stock on the Effective Date of the Plan.

Dated:  New York, New York
        October 10, 2002


                                                 /s/ Burton R. Lifland
                                                 -------------------------------
                                                 United States Bankruptcy Judge



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CONSENTED TO:




/s/ Erica M. Ryland                                      Dated October 10, 2002
-----------------------------------------------
Erica M. Ryland (ER-2057)
JONES, DAY, REAVIS & POGUE
Attorneys for Debtors and Debtors in Possession
222 East 41st Street
New York, NY  10017
(212) 326-3939




/s/ Michael L. Cook                                      Dated October 10, 2002
-----------------------------------------------
Michael L. Cook, Esq. (MLC-7887)
Schulte Roth & Zabel LLP
Attorneys for Leucadia National Corporation
919 Third Avenue
New York, NY  10022




/s/ Samuel Schwartz                                      Dated October 10, 2002
-----------------------------------------------
Samuel Schwartz, pro hac vice
White & Case LLP
Attorneys for The Williams Companies, Inc.
200 South Biscayne Boulevard
Suite 4900
Miami, FL  3331




/s/ Michael Gottfried                                    Dated October 10, 2002
-----------------------------------------------
Michael Gottfried (MG-5923)
Kirkland & Ellis
Counsel for the Creditors' Committee
200 East Randolph Drive
Chicago, IL  60601


[signatures continued on next page]



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/s/ Margot B. Schonholtz                                 Dated October 10, 2002
------------------------------------------------------
Margot B. Schonholtz (MS-9545)
Clifford Chance US LLP
Counsel for Bank of America, N.A. in its capacity as the Administrative Agent 200 Park Avenue
New York, New York  10166-0153